UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2021

Date of reporting period:	July 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Equity Fund

Semiannual report
12 | 31 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 20

Message from the Trustees

February 11, 2021

Dear Fellow Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

*Source: Bloomberg Index Services Limited.

2 International Equity Fund

Can you describe the investing environment during the period?

International stock markets rallied strongly during the period, climbing back from a sharp decline in March 2020. Record levels of fiscal and monetary stimulus, along with the promise of a COVID-19 vaccine, helped to boost investor sentiment.

At the start of the period, the number of new COVID-19 cases began to flatten. China, Europe, Japan, and the United States started to reopen their economies. After shrinking 6.8% in the first quarter of 2020, China’s economy grew 4.9% from July to September. Germany, Europe’s largest economy, expanded a record 8.2% in the third quarter of 2020. An uptick in consumer spending, equipment investment, and exports helped fuel international markets.

In September, stocks tumbled when a new highly contagious variant of COVID-19 was discovered in the United Kingdom. Europe went under strict lockdowns, and new travel bans were issued. In November, stocks bounced back when Joe Biden was declared the winner of the U.S. presidential election. At the same time, several COVID-19 vaccines were approved for emergency use. The United Kingdom was the

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/20. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

4 International Equity Fund

first region to begin distribution of the vaccine, and international stocks rallied on the news.

In December, stocks were lifted higher when the U.S. Congress announced a $900 billion pandemic relief package, and the United Kingdom and the European Union [EU] reached a trade deal. The European Commission approved a $2.21 trillion, seven-year plan to support post-pandemic economic growth among 27 European Union-member countries. International stocks, as measured by the MSCI EAFE Index [ND], finished the six-month reporting period up 21.61%.

Against this backdrop, how did the fund perform during the period?

Putnam International Equity Fund posted a return of 23.06%, outperforming its benchmark, the MSCI EAFE Index [ND]. The fund also outperformed the 21.72% average return for its Lipper peer group, International Multi-Cap Core Funds.

Which stocks contributed the most to performance during the period?

The top three performers came from the global semiconductor industry. The leading contributor, Japanese semiconductor maker Renesas Electronics, specializes in the design of micro-controllers [MCUs], among other processors. MCUs enable billions of connected intelligent devices to communicate with one another. Using a so-called “fab-lite” model, Renesas has the flexibility to outsource the more capital-intensive aspects of its MCU fabrication. This strategy enabled Renesas to reduce its capital expenditures, generate more predictable cash flows, and expand its operating margins. For these reasons, we remain bullish on the stock.

Samsung Electronics, a South Korean electronics manufacturer, also aided results. COVID-19 lockdowns have resulted in a new crop of remote workers and distance learners. This has put a strain on data storage. Sales of Samsung’s dynamic random-access memory [DRAM] chips rose in the second quarter of 2020 as large-volume data centers, servers, and computing device makers sought more memory capacity.

Taiwan Semiconductor Manufacturing Co. [TSMC], a global semiconductor foundry, was another highlight. TSMC is one of only two manufacturers in the world that is capable of producing ultra-thin semiconductor chips measured 7 nanometers or less. As more semiconductor companies have transitioned from in-house manufacturing to a fab-lite or fabless model, TSMC’s contract volume rose considerably over the period. Investors also were impressed by TSMC’s expanding relationship with Apple, which contracted with TSMC to make ultra-thin chips for the newest iPhone.

Which stocks detracted the most from performance during the period?

China Mobile HK, the largest telecommunications company in China, was the top detractor from results. We initially liked China Mobile for its very attractive valuations, cash flows, and dividends with improving domestic growth trends, in our view. Unfortunately, in November 2020, the U.S. government banned U.S. companies from investing in certain Chinese companies, including China Mobile. The stock tumbled on the news, and we exited our position at a loss.

Germany-based Deutsche Boerse, which operates international stock exchanges, also dampened performance. This stock underperformed so-called recovery trades, which are stocks that experienced a steep decline followed by a sharp increase during the period. In our view, Deutsche Boerse’s steady stock performance over longer periods reflects the firm’s high-quality business. We continue to own the stock.

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Network International, a payment processing solutions provider serving the Middle East and Africa, also hurt performance. Based in the tourist-dependent economy of Dubai, Network International’s business stalled at the height of COVID-19-related travel restrictions. Second-quarter 2020 revenues declined 23%, largely due to lower credit card and transaction volumes in the Middle East. In July, Network International closed on its acquisition of DPO Group, the largest online commerce platform in Africa. Investors feared the acquisition was overpriced and was not immediately accretive to earnings, in our view. We believe a rebound in tourism will help Network International recover losses and come back even stronger over the long term. We continue to own the stock.

What is your outlook for the global economy and the fund?

We remain constructive in our outlook for international stocks. We are encouraged by the level of fiscal and monetary support from governments. We ended 2020 with a number of new stimulus packages and multi-year recovery plans from countries worldwide, which should help revitalize global economies, in our view. With the incoming Biden administration in the United States, we believe risks to global trade will also ease. The distribution of COVID-19 vaccines, although still in the early stages, has already boosted consumer and investor confidence. In our view, global economic activity is likely to surge in the second half of 2021, providing a tailwind for international stocks.

For the fund, we believe stock selection remains key to performance. We continue to employ rigorous research to identify high-quality companies across sectors and industries. We believe international stocks offer some of today’s most attractive valuations and opportunities for growth. We will continue to look for companies that we believe have a sustainable competitive advantage, large market share, good corporate governance, market growth opportunities, and management that exhibits an ownership culture.

Thank you, Vivek, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 International Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/28/91)
Before sales charge	7.13%	70.76%	5.50%	39.15%	6.83%	13.08%	4.18%	11.74%	23.06%
After sales charge	6.92	60.95	4.87	31.15	5.57	6.58	2.15	5.32	15.98
Class B (6/1/94)
Before CDSC	6.90	60.91	4.87	34.02	6.03	10.57	3.41	10.89	22.59
After CDSC	6.90	60.91	4.87	32.02	5.71	7.57	2.46	5.89	17.59
Class C (7/26/99)
Before CDSC	6.86	58.42	4.71	34.06	6.04	10.54	3.40	10.89	22.59
After CDSC	6.86	58.42	4.71	34.06	6.04	10.54	3.40	9.89	21.59
Class R (1/21/03)
Net asset value	6.87	66.55	5.23	37.44	6.57	12.22	3.92	11.44	22.88
Class R5 (7/2/12)
Net asset value	7.38	76.19	5.83	41.45	7.18	14.19	4.52	12.09	23.27
Class R6 (7/2/12)
Net asset value	7.41	77.77	5.92	42.18	7.29	14.50	4.62	12.20	23.33
Class Y (7/12/96)
Net asset value	7.36	75.06	5.76	40.91	7.10	13.94	4.45	12.01	23.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative index returns For periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Index (ND)	5.29%	70.96%	5.51%	43.22%	7.45%	13.41%	4.28%	7.82%	21.61%
Lipper International
Multi-Cap Core Funds	6.37	62.65	4.92	41.13	7.08	11.10	3.53	8.09	21.72
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/20, there were 376, 370, 324, 280, 172, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/20

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	$0.303		$0.086	$0.104	$0.168	$0.135	$0.410	$0.364
Capital gains
Long-term gains	0.378		0.378	0.378	0.378	0.378	0.378	0.378
Short-term gains	—		—	—	—	—	—	—
Total	$0.681		$0.464	$0.482	$0.546	$0.513	$0.788	$0.742
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
6/30/20	$22.21	$23.56	$21.03	$21.51	$21.83	$22.65	$22.59	$22.50
12/31/20	26.64	28.27	25.31	25.88	26.27	27.40	27.06	26.97

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 International Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/20*	1.21%	1.96%	1.96%	1.46%	0.87%	0.77%	0.96%
Annualized expense ratio for the
six-month period ended 12/31/20†	1.24%	1.99%	1.99%	1.49%	0.91%	0.81%	0.99%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/20 to 12/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.97	$11.16	$11.16	$8.37	$5.12	$4.56	$5.57
Ending value (after expenses)	$1,230.60	$1,225.90	$1,225.90	$1,228.80	$1,232.70	$1,233.30	$1,232.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Equity Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/20, use the following calculation method. To find the value of your investment on 7/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.31	$10.11	$10.11	$7.58	$4.63	$4.13	$5.04
Ending value (after expenses)	$1,018.95	$1,015.17	$1,015.17	$1,017.69	$1,020.62	$1,021.12	$1,020.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 International Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently, and may in the future, invest significantly in European companies, the fund is particularly susceptible to economic, political, regulatory, or other events or conditions affecting issuers in Europe. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. Source: Bloomberg Index Services Limited.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

12 International Equity Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy of completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2020, Putnam employees had approximately $541,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 International Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Equity Fund 15

The fund’s portfolio 12/31/20 (Unaudited)

COMMON STOCKS (99.1%)*	Shares	Value
Australia (2.2%)
BHP Billiton, Ltd.	585,693	$19,081,230
		19,081,230
Canada (1.2%)
Cenovus Energy, Inc.	1,713,000	10,429,531
		10,429,531
Denmark (1.9%)
Orsted AS	80,093	16,381,002
		16,381,002
France (9.9%)
AXA SA	670,055	16,075,202
BNP Paribas SA †	172,882	9,118,526
Compagnie De Saint-Gobain †	282,892	12,971,465
Schneider Electric SA	127,312	18,415,107
Thales SA	192,037	17,591,125
Ubisoft Entertainment SA †	99,048	9,543,995
		83,715,420
Germany (11.6%)
adidas AG †	42,896	15,615,447
Brenntag AG	162,192	12,551,862
CompuGroup Medical SE & Co. KgaA	121,094	11,629,128
Deutsche Boerse AG	90,826	15,419,556
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $20) (Private) † ∆∆ F	30	27
KION Group AG	141,830	12,330,886
Merck KGaA	84,317	14,453,072
Software AG	127,808	5,206,965
Zalando SE †	97,476	10,860,722
		98,067,665
Greece (0.6%)
OPAP SA	373,330	4,999,310
		4,999,310
Hong Kong (2.9%)
AIA Group, Ltd.	1,993,800	24,558,965
		24,558,965
India (1.4%)
Reliance Industries, Ltd. 144A	220,335	12,055,880
		12,055,880
Ireland (3.4%)
CRH PLC	309,659	13,090,011
Flutter Entertainment PLC	75,078	15,544,129
		28,634,140
Italy (3.2%)
Moncler SpA †	174,327	10,662,918
Nexi SpA †	854,022	16,965,136
		27,628,054
Japan (18.7%)
Asahi Group Holdings, Ltd.	360,000	14,838,626
GMO internet, Inc.	284,700	8,179,685

16 International Equity Fund

COMMON STOCKS (99.1%)* cont.	Shares	Value
Japan cont.
Hoya Corp.	91,700	$12,675,603
Japan Exchange Group, Inc.	512,400	13,101,669
MinebeaMitsumi, Inc.	717,500	14,274,751
Nabtesco Corp.	267,300	11,733,888
Nippon Prologis REIT, Inc. R	3,584	11,188,348
PALTAC Corp.	186,800	10,165,852
Renesas Electronics Corp. †	1,267,700	13,301,902
SBI Holdings, Inc.	393,100	9,338,766
Secom Co., Ltd.	144,200	13,313,690
Sony Corp.	262,200	26,362,554
		158,475,334
Netherlands (2.7%)
Akzo Nobel NV	120,944	12,991,719
Koninklijke DSM NV	56,688	9,765,415
		22,757,134
Norway (1.5%)
DNB ASA †	638,124	12,563,917
		12,563,917
Portugal (2.0%)
Energias de Portugal (EDP) SA	2,653,876	16,723,311
		16,723,311
Russia (0.8%)
Sberbank of Russia PJSC ADR	460,295	6,635,563
		6,635,563
South Korea (3.4%)
Hana Financial Group, Inc.	363,174	11,548,066
Samsung Electronics Co., Ltd. (Preference)	256,286	17,397,205
		28,945,271
Spain (1.7%)
CaixaBank SA	5,510,851	14,161,655
		14,161,655
Switzerland (8.3%)
ABB, Ltd.	493,832	13,813,143
Coca-Cola HBC AG	475,562	15,467,297
Lonza Group AG	23,283	14,953,864
SIG Combibloc Group AG	489,372	11,333,454
UBS Group AG	1,070,579	14,973,578
		70,541,336
Taiwan (1.1%)
Taiwan Semiconductor Manufacturing Co., Ltd.	484,000	9,090,237
		9,090,237
United Arab Emirates (1.6%)
Network International Holdings PLC †	3,059,565	13,661,785
		13,661,785
United Kingdom (16.6%)
Abcam PLC	451,918	9,578,541
Anglo American PLC	496,750	16,545,404
CNH Industrial NV †	253,718	3,215,095
Compass Group PLC	581,552	10,852,001

International Equity Fund 17

COMMON STOCKS (99.1%)* cont.	Shares	Value
United Kingdom cont.
Diageo PLC	455,748	$18,011,664
Dialog Semiconductor PLC †	221,451	12,092,837
Imperial Brands PLC	428,075	8,994,443
Kingfisher PLC †	3,051,493	11,291,606
Liberty Global PLC Class C †	574,800	13,594,020
Prudential PLC	1,122,710	20,723,246
Unilever PLC	264,196	15,997,349
		140,896,206
United States (2.4%)
Linde PLC	32,617	8,470,759
Otis Worldwide Corp.	172,600	11,659,130
		20,129,889
Total common stocks (cost $696,020,013)		$840,132,835

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes
1.75%, 9/30/22 [i]	$316,000	$326,346
1.25%, 3/31/21 [i]	300,000	301,753
0.125%, 9/30/22 [i]	162,000	162,055
Total U.S. treasury obligations (cost $790,154)		$790,154

	Principal amount/
SHORT-TERM INVESTMENTS (0.4%)*		shares	Value
Putnam Short Term Investment Fund 0.17% L	Shares	513,634	$513,634
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	1,449,000	1,449,000
U.S. Treasury Bills zero%, 1/28/21 [i]		$128,000	128,000
U.S. Treasury Bills 0.089%, 2/2/21 ∆		300,000	299,981
U.S. Treasury Bills 0.084%, 1/19/21 ∆		500,000	499,992
U.S. Treasury Bills 0.090%, 1/26/21 ∆		111,000	110,997
U.S. Treasury Bills 0.082%, 4/8/21 ∆		100,000	99,980
U.S. Treasury Bills 0.080%, 3/18/21 ∆		500,000	499,929
Total short-term investments (cost $3,601,483)			$3,601,513

TOTAL INVESTMENTS
Total investments (cost $700,411,650)	$844,524,502

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $847,731,467.

† This security is non-income-producing.

18 International Equity Fund

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $27, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,176,864 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,179,921 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	19.8%
Industrials	16.7
Consumer discretionary	13.7
Information technology	11.3
Materials	10.8

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $562,448,773) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/20/21	$1,077,911	$1,003,980	$73,931
	British Pound	Buy	3/17/21	5,485,866	5,403,787	82,079
	Canadian Dollar	Sell	1/20/21	1,194,294	1,168,704	(25,590)
	Euro	Buy	3/17/21	3,433,156	3,417,225	15,931
	Japanese Yen	Buy	2/17/21	46,006,850	45,458,109	548,741
	Norwegian Krone	Sell	3/17/21	2,289,639	2,255,855	(33,784)
	Swedish Krona	Buy	3/17/21	3,475,660	3,416,238	59,422
	Swiss Franc	Buy	3/17/21	1,996,984	1,993,063	3,921
Barclays Bank PLC
	Canadian Dollar	Sell	1/20/21	3,315,990	3,183,216	(132,774)
	Euro	Sell	3/17/21	13,074,919	13,013,457	(61,462)
	Hong Kong Dollar	Buy	2/17/21	3,040,293	3,039,572	721

International Equity Fund 19

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $562,448,773) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC cont.
	Japanese Yen	Buy	2/17/21	$414,553	$409,374	$5,179
	Swedish Krona	Buy	3/17/21	65,100	63,930	1,170
Citibank, N.A.
	Australian Dollar	Buy	1/20/21	5,148,821	4,792,635	356,186
	British Pound	Sell	3/17/21	16,775,820	16,525,878	(249,942)
	Canadian Dollar	Buy	1/20/21	8,851,334	8,496,917	354,417
	Chinese Yuan (Offshore)	Sell	2/18/21	5,819,164	5,711,576	(107,588)
	Danish Krone	Buy	3/17/21	4,627,102	4,605,556	21,546
	Euro	Buy	3/17/21	6,499,711	6,469,082	30,629
	Japanese Yen	Buy	2/17/21	6,094,979	6,021,848	73,131
	New Zealand Dollar	Buy	1/20/21	41,231	38,076	3,155
	Swedish Krona	Buy	3/17/21	94,536	92,825	1,711
	Swiss Franc	Buy	3/17/21	2,033,093	2,029,054	4,039
Goldman Sachs International
	British Pound	Buy	3/17/21	9,058,560	8,922,862	135,698
	Chinese Yuan (Offshore)	Sell	2/18/21	5,179,064	5,082,122	(96,942)
	Euro	Sell	3/17/21	202,022	201,051	(971)
	Japanese Yen	Sell	2/17/21	5,685,850	5,614,499	(71,351)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/21	8,198,804	7,636,820	561,984
	British Pound	Buy	3/17/21	20,879,207	20,566,189	313,018
	Chinese Yuan (Offshore)	Buy	2/18/21	696,112	765,628	(69,516)
	Euro	Sell	3/17/21	13,016,308	12,957,746	(58,562)
	Hong Kong Dollar	Buy	2/17/21	1,997,732	1,997,214	518
	Japanese Yen	Sell	2/17/21	2,070,510	2,045,203	(25,307)
	Swedish Krona	Buy	3/17/21	51,951	51,695	256
	Swiss Franc	Sell	3/17/21	10,725,324	10,702,398	(22,926)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/21	4,677,452	4,356,656	320,796
	British Pound	Buy	3/17/21	601,560	592,565	8,995
	Canadian Dollar	Sell	1/20/21	3,027,650	2,906,537	(121,113)
	Euro	Buy	3/17/21	22,336,745	22,183,088	153,657
	Hong Kong Dollar	Sell	2/17/21	90,153	90,129	(24)
	Japanese Yen	Sell	2/17/21	8,575,771	8,535,392	(40,379)
	New Zealand Dollar	Buy	1/20/21	1,764,169	1,629,449	134,720
	Norwegian Krone	Sell	3/17/21	2,323,849	2,289,791	(34,058)
	Singapore Dollar	Buy	2/17/21	8,908,393	8,625,734	282,659
	South Korean Won	Sell	2/17/21	28,076,015	27,387,045	(688,970)
	Swedish Krona	Buy	3/17/21	8,579,415	8,425,162	154,253
	Swiss Franc	Sell	3/17/21	1,896,920	1,893,290	(3,630)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/20/21	97,698	92,707	4,991
	British Pound	Sell	3/17/21	5,538,675	5,456,211	(82,464)
	Canadian Dollar	Sell	1/20/21	2,843,568	2,729,230	(114,338)
	Euro	Sell	3/17/21	6,661,597	6,628,471	(33,126)
	Japanese Yen	Sell	2/17/21	1,421,712	1,405,706	(16,006)
	Norwegian Krone	Sell	3/17/21	3,120,794	3,075,583	(45,211)

20 International Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $562,448,773) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Morgan Stanley & Co. International PLC cont.
	Swedish Krona	Buy	3/17/21	$1,718,265	$1,687,738	$30,527
	Swiss Franc	Buy	3/17/21	13,603,756	13,591,161	12,595
	NatWest Markets PLC
	Australian Dollar	Sell	1/20/21	2,651,173	2,470,811	(180,362)
	British Pound	Buy	3/17/21	246,535	242,861	3,674
	Euro	Sell	3/17/21	988,943	972,132	(16,811)
	Hong Kong Dollar	Sell	2/17/21	2,364,986	2,365,066	80
	Japanese Yen	Sell	2/17/21	5,388,604	5,322,341	(66,263)
	Swedish Krona	Buy	3/17/21	7,862,647	7,726,468	136,179
	Swiss Franc	Sell	3/17/21	3,657,891	3,650,175	(7,716)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/21	315,146	296,570	18,576
	British Pound	Sell	3/17/21	15,186	14,057	(1,129)
	Canadian Dollar	Sell	1/20/21	5,996,845	5,736,749	(260,096)
	Chinese Yuan (Offshore)	Buy	2/18/21	13,416,673	13,376,602	40,071
	Euro	Sell	3/17/21	11,452,010	11,407,150	(44,860)
	Hong Kong Dollar	Buy	2/17/21	71,369	71,350	19
	Israeli Shekel	Buy	1/20/21	5,275,324	4,986,098	289,226
	Japanese Yen	Buy	2/17/21	16,636,887	16,461,123	175,764
	New Zealand Dollar	Buy	1/20/21	46,988	43,401	3,587
	Swedish Krona	Buy	3/17/21	76,582	75,218	1,364
	Swiss Franc	Buy	3/17/21	12,676,011	12,651,501	24,510
	Toronto-Dominion Bank
	Canadian Dollar	Sell	1/20/21	8,311,266	7,978,731	(332,535)
	Euro	Sell	3/17/21	3,923,345	3,904,263	(19,082)
UBS AG
	Australian Dollar	Sell	1/20/21	2,245,192	2,093,148	(152,044)
	British Pound	Sell	3/17/21	16,171,251	15,931,840	(239,411)
	Canadian Dollar	Buy	1/20/21	9,550,107	9,275,704	274,403
	Chinese Yuan (Offshore)	Buy	2/18/21	121,562	119,336	2,226
	Euro	Sell	3/17/21	31,819,680	31,675,167	(144,513)
	Japanese Yen	Buy	2/17/21	3,040,538	3,042,260	(1,722)
	Norwegian Krone	Buy	3/17/21	42,314	41,679	635
	Swedish Krona	Buy	3/17/21	4,706,733	4,623,252	83,481
	Swiss Franc	Sell	3/17/21	1,568,881	1,565,447	(3,434)
	WestPac Banking Corp.
	Australian Dollar	Buy	1/20/21	10,318,231	9,610,718	707,513
	British Pound	Sell	3/17/21	23,957,737	23,619,806	(337,931)
	Canadian Dollar	Sell	1/20/21	5,234,669	5,024,717	(209,952)
	Euro	Buy	3/17/21	15,892,709	15,868,139	24,570
	Japanese Yen	Buy	2/17/21	1,488,456	1,469,864	18,592
	Unrealized appreciation					5,555,046
	Unrealized (depreciation)					(4,153,895)
Total						$1,401,151

* The exchange currency for all contracts listed is the United States Dollar.

International Equity Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$—	$19,081,230	$—
Canada	10,429,531	—	—
Denmark	—	16,381,002	—
France	—	83,715,420	—
Germany	—	98,067,638	27
Greece	—	4,999,310	—
Hong Kong	—	24,558,965	—
India	—	12,055,880	—
Ireland	—	28,634,140	—
Italy	—	27,628,054	—
Japan	—	158,475,334	—
Netherlands	—	22,757,134	—
Norway	—	12,563,917	—
Portugal	—	16,723,311	—
Russia	—	6,635,563	—
South Korea	—	28,945,271	—
Spain	—	14,161,655	—
Switzerland	—	70,541,336	—
Taiwan	—	9,090,237	—
United Arab Emirates	—	13,661,785	—
United Kingdom	29,591,369	111,304,837	—
United States	11,659,130	8,470,759	—
Total common stocks	51,680,030	788,452,778	27

U.S. treasury obligations	—	790,154	—
Short-term investments	1,962,634	1,638,879	—
Totals by level	$53,642,664	$790,881,811	$27

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,401,151	$—
Totals by level	$—	$1,401,151	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 International Equity Fund

Statement of assets and liabilities 12/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $699,898,016)	$844,010,868
Affiliated issuers (identified cost $513,634) (Notes 1 and 5)	513,634
Cash	115,334
Foreign currency (cost $904,122) (Note 1)	891,698
Dividends, interest and other receivables	1,462,985
Foreign tax reclaim	1,571,223
Receivable for shares of the fund sold	429,508
Receivable for investments sold	5,295,554
Unrealized appreciation on forward currency contracts (Note 1)	5,555,046
Prepaid assets	54,143
Total assets	859,899,993

LIABILITIES
Payable for investments purchased	2,133,568
Payable for shares of the fund repurchased	1,316,962
Payable for compensation of Manager (Note 2)	483,374
Payable for custodian fees (Note 2)	88,864
Payable for investor servicing fees (Note 2)	296,881
Payable for Trustee compensation and expenses (Note 2)	778,381
Payable for administrative services (Note 2)	9,367
Payable for distribution fees (Note 2)	426,041
Unrealized depreciation on forward currency contracts (Note 1)	4,153,895
Collateral on certain derivative contracts, at value (Notes 1 and 8)	2,367,154
Other accrued expenses	114,039
Total liabilities	12,168,526

Net assets	$847,731,467

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$717,145,863
Total distributable earnings (Note 1)	130,585,604
Total — Representing net assets applicable to capital shares outstanding	$847,731,467

(Continued on next page)

International Equity Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($687,948,113 divided by 25,824,573 shares)	$26.64
Offering price per class A share (100/94.25 of $26.64)*	$28.27
Net asset value and offering price per class B share ($4,699,628 divided by 185,672 shares)**	$25.31
Net asset value and offering price per class C share ($16,250,561 divided by 627,823 shares)**	$25.88
Net asset value, offering price and redemption price per class R share
($1,341,568 divided by 51,070 shares)	$26.27
Net asset value, offering price and redemption price per class R5 share
($32,980 divided by 1,204 shares)†	$27.40
Net asset value, offering price and redemption price per class R6 share
($28,828,140 divided by 1,065,210 shares)	$27.06
Net asset value, offering price and redemption price per class Y share
($108,630,477 divided by 4,028,061 shares)	$26.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

24 International Equity Fund

Statement of operations Six months ended 12/31/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $572,422)	$6,221,541
Interest (including interest income of $12,199 from investments in affiliated issuers) (Note 5)	12,199
Securities lending (net of expenses) (Notes 1 and 5)	47
Total investment income	6,233,787

EXPENSES
Compensation of Manager (Note 2)	2,696,182
Investor servicing fees (Note 2)	885,183
Custodian fees (Note 2)	70,834
Trustee compensation and expenses (Note 2)	17,253
Distribution fees (Note 2)	906,559
Administrative services (Note 2)	13,480
Other	207,326
Total expenses	4,796,817
Expense reduction (Note 2)	(1,066)
Net expenses	4,795,751

Net investment income	1,438,036

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $208,719) (Notes 1 and 3)	31,468,976
Foreign currency transactions (Note 1)	57,475
Forward currency contracts (Note 1)	3,690,761
Total net realized gain	35,217,212
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	128,947,819
Assets and liabilities in foreign currencies	125,402
Forward currency contracts	(2,166,774)
Total change in net unrealized appreciation	126,906,447

Net gain on investments	162,123,659

Net increase in net assets resulting from operations	$163,561,695

The accompanying notes are an integral part of these financial statements.

International Equity Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/20*	Year ended 6/30/20
Operations
Net investment income	$1,438,036	$8,005,483
Net realized gain on investments
and foreign currency transactions	35,217,212	14,139,549
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	126,906,447	(42,046,489)
Net increase (decrease) in net assets resulting
from operations	163,561,695	(19,901,457)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,661,614)	(9,510,488)
Class B	(15,729)	(57,282)
Class C	(64,314)	(179,886)
Class R	(8,946)	(26,492)
Class R5	(159)	(8,799)
Class R6	(460,256)	(674,279)
Class Y	(1,431,724)	(1,671,935)
From return of capital
Class A	—	(1,255,392)
Class B	—	(7,561)
Class C	—	(23,745)
Class R	—	(3,497)
Class R5	—	(1,161)
Class R6	—	(89,005)
Class Y	—	(220,696)
From net realized long-term gain on investments
Class A	(9,558,052)	—
Class B	(69,134)	—
Class C	(233,757)	—
Class R	(20,128)	—
Class R5	(446)	—
Class R6	(424,334)	—
Class Y	(1,486,790)	—
Decrease from capital share transactions (Note 4)	(25,899,785)	(167,236,152)
Total increase (decrease) in net assets	116,226,527	(200,867,827)

NET ASSETS
Beginning of period	731,504,940	932,372,767
End of period	$847,731,467	$731,504,940

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 International Equity Fund

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International Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
December 31, 2020**	$22.21	.04	5.07	5.11	(.30)	(.38)	—	(.68)	—	$26.64	23.06*	$687,948	.62*	.17*	49*
June 30, 2020	23.07	.22	(.69)	(.47)	(.34)	—	(.05)	(.39)	—	22.21	(2.20)	591,165	1.20	.97	84
June 30, 2019	25.36	.35	(1.36)	(1.01)	(.44)	(.80)	(.04)	(1.28)	—[d]	23.07	(3.04)	673,425	1.21[e]	1.55	77
June 30, 2018	23.80	.30	1.35	1.65	(.09)	—	—	(.09)	—	25.36	6.90	663,773	1.22	1.15	61
June 30, 2017	20.49	.28	3.67	3.95	(.64)	—	—	(.64)	—	23.80	19.76	656,450	1.23	1.27	67
June 30, 2016	24.31	.32	(3.55)	(3.23)	(.59)	—	—	(.59)	—	20.49	(13.46)	647,864	1.27[h]	1.47[h]	77
Class B
December 31, 2020**	$21.03	(.05)	4.80	4.75	(.09)	(.38)	—	(.47)	—	$25.31	22.59*	$4,700	1.00*	(.20)*	49*
June 30, 2020	21.89	.05	(.67)	(.62)	(.21)	—	(.03)	(.24)	—	21.03	(2.94)	4,752	1.95	.22	84
June 30, 2019	24.05	.16	(1.27)	(1.11)	(.21)	(.80)	(.04)	(1.05)	—[d]	21.89	(3.79)	7,041	1.96[e]	.73	77
June 30, 2018	22.66	.08	1.31	1.39	—	—	—	—	—	24.05	6.13	6,606	1.97	.33	61
June 30, 2017	19.51	.10	3.51	3.61	(.46)	—	—	(.46)	—	22.66	18.84	8,315	1.98	.46	67
June 30, 2016	23.14	.14	(3.37)	(3.23)	(.40)	—	—	(.40)	—	19.51	(14.09)	10,121	2.02[h]	.66[h]	77
Class C
December 31, 2020**	$21.51	(.05)	4.90	4.85	(.10)	(.38)	—	(.48)	—	$25.88	22.59*	$16,251	1.00*	(.21)*	49*
June 30, 2020	22.40	.05	(.68)	(.63)	(.23)	—	(.03)	(.26)	—	21.51	(2.94)	15,288	1.95	.23	84
June 30, 2019	24.35	.16	(1.24)	(1.08)	(.03)	(.80)	(.04)	(.87)	—[d]	22.40	(3.78)	20,888	1.96[e]	.72	77
June 30, 2018	22.94	.03[f]	1.38	1.41	—	—	—	—	—	24.35	6.15	15,737	1.97	.12[f]	61
June 30, 2017	19.77	.11	3.54	3.65	(.48)	—	—	(.48)	—	22.94	18.79	41,292	1.98	.51	67
June 30, 2016	23.47	.15	(3.42)	(3.27)	(.43)	—	—	(.43)	—	19.77	(14.08)	47,141	2.02[h]	.72[h]	77
Class R
December 31, 2020**	$21.83	.01	4.98	4.99	(.17)	(.38)	—	(.55)	—	$26.27	22.88*	$1,342	.75*	.04*	49*
June 30, 2020	22.66	.16	(.68)	(.52)	(.27)	—	(.04)	(.31)	—	21.83	(2.44)	1,688	1.45	.71	84
June 30, 2019	24.88	.28	(1.32)	(1.04)	(.34)	(.80)	(.04)	(1.18)	—[d]	22.66	(3.26)	2,796	1.46[e]	1.25	77
June 30, 2018	23.37	.22	1.34	1.56	(.05)	—	—	(.05)	—	24.88	6.66	3,446	1.47	.87	61
June 30, 2017	20.15	.23	3.59	3.82	(.60)	—	—	(.60)	—	23.37	19.39	3,671	1.48	1.08	67
June 30, 2016	23.87	.27	(3.49)	(3.22)	(.50)	—	—	(.50)	—	20.15	(13.66)	2,962	1.52[h]	1.23[h]	77
Class R5
December 31, 2020**	$22.65	.09	5.18	5.27	(.14)	(.38)	—	(.52)	—	$27.40	23.27*	$33	.46*	.36*	49*
June 30, 2020	23.48	.33	(.75)	(.42)	(.36)	—	(.05)	(.41)	—	22.65	(1.93)	370.86		1.41	84
June 30, 2019	25.81	.45	(1.42)	(.97)	(.52)	(.80)	(.04)	(1.36)	—[d]	23.48	(2.73)	1,641	.87[e]	1.93	77
June 30, 2018	24.15	.41	1.36	1.77	(.11)	—	—	(.11)	—	25.81	7.30	1,946.89		1.57	61
June 30, 2017	20.79	.23[g]	3.85	4.08	(.72)	—	—	(.72)	—	24.15	20.14	1,452.89		1.07[g]	67
June 30, 2016	24.66	.40	(3.60)	(3.20)	(.67)	—	—	(.67)	—	20.79	(13.18)	16,211	.96[h]	1.81[h]	77

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Equity Fund	International Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class R6
December 31, 2020**	$22.59	.10	5.16	5.26	(.41)	(.38)	—	(.79)	—	$27.06	23.33*	$28,828	.41*	.38*	49*
June 30, 2020	23.45	.33	(.72)	(.39)	(.42)	—	(.05)	(.47)	—	22.59	(1.83)	27,486.76		1.42	84
June 30, 2019	25.78	.47	(1.41)	(.94)	(.55)	(.80)	(.04)	(1.39)	—[d]	23.45	(2.60)	96,661	.77[e]	2.01	77
June 30, 2018	24.19	.43	1.36	1.79	(.20)	—	—	(.20)	—	25.78	7.36	107,395.79		1.64	61
June 30, 2017	20.82	.41	3.70	4.11	(.74)	—	—	(.74)	—	24.19	20.29	91,020.79		1.83	67
June 30, 2016	24.69	.59	(3.77)	(3.18)	(.69)	—	—	(.69)	—	20.82	(13.08)	66,136	.86[h]	2.75[h]	77
Class Y
December 31, 2020**	$22.50	.07	5.14	5.21	(.36)	(.38)	—	(.74)	—	$26.97	23.22*	$108,630	.50*	.29*	49*
June 30, 2020	23.35	.28	(.70)	(.42)	(.38)	—	(.05)	(.43)	—	22.50	(1.96)	90,755.95		1.23	84
June 30, 2019	25.67	.39	(1.37)	(.98)	(.50)	(.80)	(.04)	(1.34)	—[d]	23.35	(2.81)	121,179	.96[e]	1.66	77
June 30, 2018	24.09	.40	1.34	1.74	(.16)	—	—	(.16)	—	25.67	7.19	180,977.97		1.53	61
June 30, 2017	20.74	.36	3.69	4.05	(.70)	—	—	(.70)	—	24.09	20.07	120,283.98		1.61	67
June 30, 2016	24.61	.40	(3.60)	(3.20)	(.67)	—	—	(.67)	—	20.74	(13.23)	93,588	1.02[h]	1.79[h]	77

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

e Includes one time merger costs of 0.03%.

f The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

g The net investment income ratio and per share amount shown for the period ended June 30, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund	International Equity Fund 31

Notes to financial statements 12/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2020 through December 31, 2020.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

32 International Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Equity Fund 33

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

34 International Equity Fund

At the close of the reporting period, the fund had a net liability position of $1,126,979 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,176,864 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At June 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$23,952,332	$1,501,835	$25,454,167

International Equity Fund 35

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $705,210,451, resulting in gross unrealized appreciation and depreciation of $155,108,896 and $14,393,694, respectively, or net unrealized appreciation of $140,715,202.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends) measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the merger of Putnam Europe Equity Fund (“acquired fund”) into the fund on June 24, 2019, the management contract was amended such that, after completion of the merger, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and the acquired fund for any portion of a performance period that is prior to the merger, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

36 International Equity Fund

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.343% of the fund’s average net assets, which included an effective base fee of 0.346% and a decrease of 0.003% ($20,294) based on performance.

Putnam Management has contractually agreed, through October 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$739,411	Class R5	69
Class B	5,432	Class R6	7,387
Class C	18,097	Class Y	112,739
Class R	2,048	Total	$885,183

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,066 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $530, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

International Equity Fund 37

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$800,325
Class B	1.00%	1.00%	23,498
Class C	1.00%	1.00%	78,314
Class R	1.00%	0.50%	4,422
Total			$906,559

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,688 from the sale of class A shares and received $1,194 and $95 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$373,755,428	$410,672,239
U.S. government securities (Long-term)	—	—
Total	$373,755,428	$410,672,239

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

38 International Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/20		YEAR ENDED 6/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	414,730	$10,184,287	1,184,382	$27,092,673
Shares issued in connection with
reinvestment of distributions	620,602	16,278,383	418,455	10,164,308
	1,035,332	26,462,670	1,602,837	37,256,981
Shares repurchased	(1,827,455)	(44,621,353)	(4,177,493)	(93,162,749)
Net decrease	(792,123)	$(18,158,683)	(2,574,656)	$(55,905,768)

	SIX MONTHS ENDED 12/31/20		YEAR ENDED 6/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	743	$17,892	2,877	$62,312
Shares issued in connection with
reinvestment of distributions	3,165	78,911	2,634	60,826
	3,908	96,803	5,511	123,138
Shares repurchased	(44,199)	(1,016,744)	(101,246)	(2,139,043)
Net decrease	(40,291)	$(919,941)	(95,735)	$(2,015,905)

	SIX MONTHS ENDED 12/31/20		YEAR ENDED 6/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	10,707	$252,363	39,765	$846,839
Shares issued in connection with
reinvestment of distributions	11,447	291,788	8,253	194,926
	22,154	544,151	48,018	1,041,765
Shares repurchased	(104,964)	(2,454,788)	(269,886)	(5,876,482)
Net decrease	(82,810)	$(1,910,637)	(221,868)	$(4,834,717)

	YEAR ENDED 6/30/20*
Class M	Shares	Amount
Shares sold	4,378	$97,737
Shares issued in connection with reinvestment of distributions	—	—
	4,378	97,737
Shares repurchased	(394,524)	(9,121,318)
Net decrease	(390,146)	$(9,023,581)

	SIX MONTHS ENDED 12/31/20		YEAR ENDED 6/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	8,415	$203,272	21,011	$456,041
Shares issued in connection with
reinvestment of distributions	1,088	28,156	1,047	25,033
	9,503	231,428	22,058	481,074
Shares repurchased	(35,753)	(899,949)	(68,161)	(1,474,722)
Net decrease	(26,250)	$(668,521)	(46,103)	$(993,648)

International Equity Fund 39

	SIX MONTHS ENDED 12/31/20		YEAR ENDED 6/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	255	$6,046	4,246	$94,880
Shares issued in connection with
reinvestment of distributions	22	605	403	9,960
	277	6,651	4,649	104,840
Shares repurchased	(15,424)	(373,082)	(58,212)	(1,343,315)
Net decrease	(15,147)	$(366,431)	(53,563)	$(1,238,475)

	SIX MONTHS ENDED 12/31/20		YEAR ENDED 6/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	82,426	$2,046,427	353,158	$8,027,994
Shares issued in connection with
reinvestment of distributions	32,175	857,474	30,400	749,653
	114,601	2,903,901	383,558	8,777,647
Shares repurchased	(265,898)	(6,862,251)	(3,289,584)	(76,203,101)
Net decrease	(151,297)	$(3,958,350)	(2,906,026)	$(67,425,454)

	SIX MONTHS ENDED 12/31/20		YEAR ENDED 6/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	525,446	$12,848,199	800,827	$18,177,357
Shares issued in connection with
reinvestment of distributions	99,590	2,645,109	71,152	1,748,914
	625,036	15,493,308	871,979	19,926,271
Shares repurchased	(630,587)	(15,410,530)	(2,028,486)	(45,724,875)
Net increase (decrease)	(5,551)	$82,778	(1,156,507)	$(25,798,604)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/20	cost	proceeds	income	of 12/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$12,747,675	$12,747,675	$82	$—
Putnam Short Term
Investment Fund**	10,152,274	153,666,720	163,305,360	12,199	513,634
Total Short-term
investments	$10,152,274	$166,414,395	$176,053,035	$12,281	$513,634

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

40 International Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$593,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$5,555,046	Payables	$4,153,895
Total		$5,555,046		$4,153,895

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$3,690,761	$3,690,761
Total	$3,690,761	$3,690,761

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(2,166,774)	$(2,166,774)
Total	$(2,166,774)	$(2,166,774)

International Equity Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$784,025	$7,070	$844,814	$135,698	$875,776	$1,055,080	$48,113	$139,933	$553,117	$—	$360,745	$750,675	$5,555,046
Total Assets	$784,025	$7,070	$844,814	$135,698	$875,776	$1,055,080	$48,113	$139,933	$553,117	$—	$360,745	$750,675	$5,555,046
Liabilities:
Forward currency contracts#	59,374	194,236	357,530	169,264	176,311	888,174	291,145	271,152	306,085	351,617	541,124	547,883	4,153,895
Total Liabilities	$59,374	$194,236	$357,530	$169,264	$176,311	$888,174	$291,145	$271,152	$306,085	$351,617	$541,124	$547,883	$4,153,895
Total Financial and Derivative Net Assets	$724,651	$(187,166)	$487,284	$(33,566)	$699,465	$166,906	$(243,032)	$(131,219)	$247,032	$(351,617)	$(180,379)	$202,792	$1,401,151
Total collateral received (pledged)†##	$724,651	$(160,986)	$487,284	$(33,566)	$452,000	$166,906	$(182,966)	$(71,986)	$162,055	$(351,617)	$(180,379)	$—
Net amount	$—	$(26,180)	$—	$—	$247,465	$—	$(60,066)	$(59,233)	$84,977	$—	$—	$202,792
Controlled collateral received (including
TBA commitments)**	$756,099	$—	$631,000	$—	$452,000	$366,000	$—	$—	$162,055	$—	$—	$—	$2,367,154
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(160,986)	$—	$(73,985)	$—	$—	$(182,966)	$(71,986)	$—	$(363,987)	$(322,954)	$—	$(1,176,864)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 International Equity Fund	International Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021